                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2007
                                                          ---------------

                            GlobalOptions Group, Inc.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                     333-117495                 73-1703260
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(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)             Identification No.)

     75 Rockefeller Plaza, 27th Floor
            New York, New York                                    10019
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  (Address of principal executive offices)                       (zip code)

       Registrant's telephone number, including area code: (212) 445-6262
                                                           --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      See the disclosure  set forth under Item 2.01,  which is  incorporated  by reference into this Item 1.01.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On January 9, 2007, GlobalOptions Group, Inc., a Delaware corporation (the
"Registrant")  acquired  substantially  all of the  business  and  assets of SPZ
Oakland  Corporation dba On Line Consulting  Services ("On Line Consulting"),  a
California  corporation.  On Line  Consulting is a provider of security and fire alarm consulting, design, and management services.

      The acquisition  was made pursuant to a certain Asset Purchase  Agreement, dated as of January 9, 2007 (the  "Agreement"),  by and among the Registrant and
On Line  Consulting.  The aggregate  purchase price paid was  $2,700,000,  which consisted  of  $1,350,000  in  cash,  $1,350,000  in  the  common  stock  of the
Registrant  (the "Common  Stock") and the  assumption  by the  Registrant of the
Assumed Liabilities (as defined in the Agreement). The purchase price is subject to certain purchase price adjustments (as defined in the Agreement).

      The shares of Common Stock issued in the acquisition of On Line Consulting were not  registered  under  the  Securities  Act of 1933 in  reliance  upon the exemption from registration  provided by Section 4(2) of that Act and Regulation
D promulgated  under that section,  which exempts  transactions by an issuer not involving any public offering.

      The  foregoing  description  of  the  Agreement  is  not  complete  and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

      See the disclosure  set forth under Item 2.01,  which is  incorporated  by reference into this Item 3.02.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      As  the  Registrant  has  determined  that  On  Line  Consulting  is not a
"Significant  Subsidiary"  as defined in  Regulation  S-X, it does not intend to include the financial statements of On Line Consulting within this filing.

      (d)   EXHIBITS.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Report.

      Exhibit No.                      Description
      -----------                      -----------

         10.1       Asset Purchase Agreement, dated as of January 9, 2007 by and among GlobalOptions  Group, Inc. and SPZ Oakland Corporation dba On Line Consulting Services

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  January 9, 2007                  GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.                      Description
      -----------                      -----------

         10.1       Asset Purchase Agreement, dated as of January 9, 2007 by and among GlobalOptions  Group, Inc. and SPZ Oakland Corporation dba On Line Consulting Services